UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 6, 2018

ATTIS INDUSTRIES INC.

(Exact name of registrant as specified in its charter)

New York	001-13984	13-3832215
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

12540 Broadwell Road, Suite 2104
Milton, GA 30004

(Address of principal executive offices, including Zip Code)

(678) 580-5661
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01 Entry into a Material Definitive Agreement.

Closing of Stock Purchase Agreement

On September 6, 2018, Attis Infrastructure LLC, a wholly owned subsidiary of Attis Industries, Inc. (the “Company”), as buyer (“Buyer”), entered into that certain Stock Purchase Agreement (the “Purchase Agreement”) with three individuals and Custom Cable Services, Inc., an Alabama corporation (“Custom Cable”), as sellers (together, the “Sellers”), pursuant to which Buyer will acquire from Sellers all of Sellers’ right, title and interest in and to 100% of the issued and outstanding capital stock (the “Seller Shares”) of Custom Cable, a company that specializes in providing outsourced infrastructure construction and maintenance services

As consideration for the Seller Shares, the Buyer (i) will pay an aggregate amount of $900,000.00 (“Closing Consideration”) to the Sellers; and (ii) will pay $460,000.00 to Sellers (“Escrow Consideration”), in equal, one-third increments to or on behalf of each of the Sellers at the Closing in the form of three equal $153,333.33 subordinate secured promissory notes (collectively, the “Escrow Notes”). The Escrow Notes shall be payable in full on or before December 31, 2019 (“Maturity Date”), and shall accrue interest at 6% per annum; provided, however, that all accrued interest shall be waived if the balances due under the Escrow Notes are paid in full as of the Maturity Date. The principal balance of the Escrow Notes to be issued to two of the individual Sellers shall be subject to downward adjustment in the event and to the extent that the Custom Cable average annual EBITDA for the years ended December 31, 2018 and December 31, 2019, is less than $1,000,000 per year.

The Purchase Agreement contains customary representations, warranties and covenants and will be closed upon satisfaction of customary closing conditions, including satisfaction of a financing contingency.

The above descriptions of the Purchase Agreement and Escrow Notes do not purport to be complete and are qualified in their entirety by the full text of the forms of such documents, which are provided as exhibit to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Form of Purchase Agreement*
10.2	Form of Escrow Note*

*	filed herewith

1

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATTIS INDUSTRIES INC.

Date: September 12, 2018	By:	/s/ Jeffrey Cosman
Name: Jeffrey Cosman
Title: Chief Executive Officer

2